UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2016

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After receiving the requisite number of votes for approval from the stockholders of Approach Resources Inc. (the “Company”) at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), the Company executed the Fifth Amendment (the “Fifth Amendment”) to its 2007 Stock Incentive Plan (as amended, the “2007 Plan”), effective June 2, 2016. The Fifth Amendment increases the number of shares available for grant under the 2007 Plan by 2,500,000 shares.

The foregoing description of the Fifth Amendment is a summary and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 2, 2016, in Fort Worth, Texas, for the following purposes: (1) to elect two directors to the class of directors whose respective terms expire at the 2019 Annual Meeting of Stockholders; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve the Fifth Amendment to the 2007 Plan; (4) to approve the material terms of the 2007 Plan for purposes of complying with Section 162(m) of the Internal Revenue Code; and (5) to ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2016.

At the close of business on April 11, 2016, the record date for the Annual Meeting, there were 41,541,578 shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting.

Proposal 1 – Election of Directors

Each of the two nominees for director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Vean J Gregg III	21,822,584	818,679	14,307,904
J. Ross Craft	21,787,238	854,025	14,307,904

Proposal 2 – Advisory Vote on Executive Compensation

With respect to the advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2016 proxy statement, the compensation of the Company’s named executive officers was approved, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
21,974,512	549,951	116,800	14,307,904

Proposal 3 – Approval of the Fifth Amendment to the 2007 Stock Incentive Plan

The Fifth Amendment was approved by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
19,018,033	3,519,774	103,456	14,307,904

Proposal 4 – Approval of the Material Terms of the 2007 Stock Incentive Plan

The material terms of the 2007 Stock Incentive Plan were approved by the Company’s stockholders for purposes of complying with Section 162(m) of the Internal Revenue Code, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
21,998,792	535,035	107,436	14,307,904

Proposal 5 – Ratification of Independent Registered Public Accounting Firm

The appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
36,497,403	119,920	331,844	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to the Approach Resources Inc. 2007 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ Josh Dazey
Josh Dazey
Vice President, General Counsel

Date: June 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to the Approach Resources Inc. 2007 Stock Incentive Plan.

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